EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING AUGUST 31, 2005

The information which is required to be prepared with respect to the Payment Date of September 20, 2005 and with respect to the performance of the Trust during the period of August 1, 2005 through August 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

          1. The amount of distribution in respect to principal payment to the Class A Noteholder.......    $                   -
                                                                                                            ---------------------
          2. The amount of distribution in respect to principal payment to the Class B Noteholder.......    $                   -
                                                                                                            ---------------------
          3. The amount of distribution in respect to principal payment to the Class C Noteholder.......    $                   -
                                                                                                            ---------------------
          4. The amount of distribution in respect to principal payment to the Class D Noteholder.......    $                   -
                                                                                                            ---------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

          1. The amount of distribution in respect to the Class A Monthly Interest......................                  3.10895
                                                                                                            ---------------------
          2. The amount of distribution in respect to the Class B Monthly Interest......................                  3.47145
                                                                                                            ---------------------
          3. The amount of distribution in respect to the Class C Monthly Interest......................                  4.07561
                                                                                                            ---------------------
          4. The amount of distribution in respect to the Class D Monthly Interest......................                  6.12978
                                                                                                            ---------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

          1. The total amount of distribution in respect to the Class A Noteholder......................                  3.10895
                                                                                                            ---------------------
          2. The total amount of distribution in respect to the Class B Noteholder......................                  3.47145
                                                                                                            ---------------------
          3. The total amount of distribution in respect to the Class C Noteholder......................                  4.07561
                                                                                                            ---------------------
          4. The total amount of distribution in respect to the Class D Noteholder......................                  6.12978
                                                                                                            ---------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

          1. The aggregate amount of such Collections with respect to Principal Receivables for the
             Monthly Period preceding such Payment Date.................................................    $      801,287,968.46
                                                                                                            ---------------------
          2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
             Receivables for the Monthly Period preceding such Payment Date.............................    $       62,431,733.75
                                                                                                            ---------------------
          3. Recoveries for the preceding Monthly Period................................................    $        1,493,408.17
                                                                                                            ---------------------
          4. The Defaulted Amount for the preceding Monthly Period......................................    $       17,754,106.83
                                                                                                            ---------------------
          5. The annualized percentage equivalent of a fraction, the numerator of which is the
             Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
             is the average Receivables for the preceding Monthly Period................................                     5.66%
                                                                                                            ---------------------
          6. The total amount of Principal Receivables in the trust at the beginning of the preceding
             Monthly Period.............................................................................    $    3,347,006,711.21
                                                                                                            ---------------------
          7. The total amount of Principal Receivables in the trust as of the last day of the
             preceding Monthly Period...................................................................    $    3,436,245,426.03
                                                                                                            ---------------------
          8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
             beginning of the preceding Monthly Period..................................................    $       56,987,388.44
                                                                                                            ---------------------

          9. The total amount of Finance Charge and Administrative Receivables in the Trust as of
             the last day of the preceding Monthly Period...............................................    $       56,086,985.97
                                                                                                            ---------------------
          10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
              last day of the preceding Monthly Period..................................................    $    2,561,718,346.00
                                                                                                            ---------------------
          11. The Transferor Interest as of the last day of the preceding Monthly Period................    $      874,527,080.03
                                                                                                            ---------------------
          12. The transferor percentage as of the last day of the preceding Monthly Period..............                    25.45%
                                                                                                            ---------------------
          13. The Required Transferor Percentage........................................................                     6.00%
                                                                                                            ---------------------
          14. The Required Transferor Interest..........................................................    $      206,174,725.56
                                                                                                            ---------------------
          15. The monthly principal payment rate for the preceding Monthly Period.......................                   23.940%
                                                                                                            ---------------------
          16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
              Period....................................................................................    $                   -
                                                                                                            ---------------------
          17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                        Percentage      Aggregate
                                                         of Total        Account
                                                        Receivables      Balance
(a) Delinquent between 30 days and 59 days                 1.106%    $ 38,616,192.76
(b) Delinquent between 60 days and 89 days                 0.813%      28,407,553.73
(c) Delinquent between 90 days and 119 days                0.635%      22,176,082.24
(d) Delinquent between 120 days and 149 days               0.539%      18,833,539.27
(e) Delinquent between 150 days and 179 days               0.496%      17,318,637.60
(f) Delinquent 180 days or greater                         0.000%                  -
                                                           -----     ---------------
(g) Aggregate                                              3.589%    $125,352,005.60
                                                           =====     ===============

V. Information regarding Series 2000-C

          1. The amount of Principal Receivables in the Trust represented by the Invested Amount
             of Series 2000-C as of the last day of the related Monthly Period...........................   $      400,000,000.00
                                                                                                            ---------------------
          2. The amount of Principal Receivables in the Trust represented by the
             Adjusted Invested Amount of Series 2000-C on the last day of the related
             Monthly Period..............................................................................   $      400,000,000.00
                                                                                                            ---------------------
                                                                                            NOTE FACTORS

          3. The amount of Principal Receivables in the Trust represented by the Class A
             Note Principal Balance on the last day of the related Monthly Period..............    1.0000   $      320,000,000.00
                                                                                                            ---------------------
          4. The amount of Principal Receivables in the Trust represented by the Class B
             Note Principal Balance on the last day of the related Monthly Period..............    1.0000   $       38,000,000.00
                                                                                                            ---------------------
          5. The amount of Principal Receivables in the Trust represented by the Class C
             Note Principal Balance on the last day of the related Monthly Period..............    1.0000   $       28,000,000.00
                                                                                                            ---------------------
          6. The amount of Principal Receivables in the trust represented by the Class D
             Note Principal Balance on the last day of the related Monthly Period..............    1.0000   $       14,000,000.00
                                                                                                            ---------------------
          7. The Floating Investor Percentage with respect to the period:

          August 1, 2005 through August 15, 2005                                                                       11.9509769%
                                                                                                            ---------------------
          August 16, 2005 through August 31, 2005                                                                      11.4754509%
                                                                                                            ---------------------
          8. The Fixed Investor Percentage with respect to the period:

          August 1, 2005 through August 15, 2005                                                                       11.9509769%
                                                                                                            ---------------------
          August 16, 2005 through August 31, 2005                                                                      11.4754509%
                                                                                                            ---------------------

          9. The amount of Investor Principal Collections applicable to Series 2000-C...................    $       93,706,922.02
                                                                                                            ---------------------
          10a. The amount of Available Finance Charge Collections on deposit in the
               Collection Account for the related Monthly Period........................................    $        5,508,197.14
                                                                                                            ---------------------
          10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available
               Finance Charge Collections not on deposit in the Collection Account for the
               related Monthly Period...................................................................    $        1,840,109.01
                                                                                                            ---------------------
          11. The Investor Default Amount for the related Monthly Period................................    $        2,050,429.76
                                                                                                            ---------------------
          12. The Monthly Servicing Fee for the related Monthly Period..................................    $          666,666.67
                                                                                                            ---------------------

          13. Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period.......................................                    22.04%
                                                                                                            ---------------------
                 b. The default rate for the related Monthly Period.....................................                     6.15%
                                                                                                            ---------------------
                 c. The Net Portfolio Yield for the related Monthly Period..............................                    15.89%
                                                                                                            ---------------------
                 d. The Base Rate for the related Monthly Period........................................                     5.98%
                                                                                                            ---------------------
                 e. The Excess Spread Percentage for the related Monthly Period.........................                     9.91%
                                                                                                            ---------------------
                 f. The Quarterly Excess Spread Percentage for the related Monthly Period...............                     9.44%
                                                                                                            ---------------------
                          i) Excess Spread Percentage related to          Aug-05                                             9.91%
                                                                                                            ---------------------
                          ii) Excess Spread Percentage related to         Jul-05                                             9.03%
                                                                                                            ---------------------
                          iii) Excess Spread Percentage related to        Jun-05                                             9.39%
                                                                                                            ---------------------

          14. Floating Rate Determinations:

          LIBOR for the Interest Period from August 22, 2005 through and including September 19, 2005                     3.60938%
                                                                                                             --------------------
          15. Principal Funding Account

                 a. The amount on deposit in the Principal Funding Account on the related
                    Payment Date (after taking into consideration deposits and withdraws for the
                    related Payment Date)...............................................................    $      200,000,000.00
                                                                                                            ---------------------
                 b. The Accumulation Shortfall with respect to the related Monthly Period...............    $                   -
                                                                                                            ---------------------
                 c. The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections.......................    $                   -
                                                                                                            ---------------------

          16. Reserve Account

                 a. The amount on deposit in the Reserve Account on the related Payment
                    Date (after taking into consideration deposits and withdraws for the
                    related Payment Date)...............................................................    $          500,000.00
                                                                                                            ---------------------
                 b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                    Collections.........................................................................    $                   -
                                                                                                            ---------------------
                 c. Interest earnings on the Reserve Account deposited into the Collection
                    Account to be treated as Available Finance Charge Collections.......................    $            1,427.36
                                                                                                            ---------------------

          17. Cash Collateral Account

                 a. The Required Cash Collateral Account Amount on the related Payment Date.............    $        7,000,000.00
                                                                                                            ---------------------
                 b. The Available Cash Collateral Account Amount on the related Payment Date............    $        7,000,000.00
                                                                                                            ---------------------

          18. Investor Charge-Offs

                 a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.........    $                   -
                                                                                                            ---------------------
                 b. The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date.................................................................    $                   -
                                                                                                            ---------------------

          19. The Monthly Principal Reallocation Amount for the related Monthly Period..................    $                   -
                                                                                                            ---------------------

                   Advanta Bank Corp.
                   as Servicer

                   By: /s/ MICHAEL COCO
                   Name: Michael Coco
                   Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING AUGUST 31, 2005

The information which is required to be prepared with respect to the Payment Date of September 20, 2005 and with respect to the performance of the Trust during the period of August 1, 2005 through August 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to principal payment to the Class A
           Noteholder....................................................................................                       -
                                                                                                             --------------------
        2. The amount of distribution in respect to principal payment to the Class B Noteholder..........                       -
                                                                                                             --------------------
        3. The amount of distribution in respect to principal payment to the Class C Noteholder..........                       -
                                                                                                             --------------------
        4. The amount of distribution in respect to principal payment to the Class D Noteholder..........                       -
                                                                                                             --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to the Class A Monthly Interest.........................                 3.14922
                                                                                                             --------------------
        2. The amount of distribution in respect to the Class B Monthly Interest.........................                 3.59228
                                                                                                             --------------------
        3. The amount of distribution in respect to the Class C Monthly Interest.........................                 4.15617
                                                                                                             --------------------
        4. The amount of distribution in respect to the Class D Monthly Interest.........................                 6.93533
                                                                                                             --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

        1. The total amount of distribution in respect to the Class A
           Noteholder....................................................................................                 3.14922
                                                                                                             --------------------
        2. The total amount of distribution in respect to the Class B
           Noteholder....................................................................................                 3.59228
                                                                                                             --------------------
        3. The total amount of distribution in respect to the Class C
           Noteholder....................................................................................                 4.15617
                                                                                                             --------------------
        4. The total amount of distribution in respect to the Class D
           Noteholder....................................................................................                 6.93533
                                                                                                             --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

        1. The aggregate amount of such Collections with respect to Principal Receivables
           for the Monthly Period preceding such Payment Date............................................    $     801,287,968.46
                                                                                                             --------------------
        2. The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date.................    $      62,431,733.75
                                                                                                             --------------------
        3. Recoveries for the preceding Monthly Period...................................................    $       1,493,408.17
                                                                                                             --------------------
        4. The Defaulted Amount for the preceding Monthly Period.........................................    $      17,754,106.83
                                                                                                             --------------------
        5. The annualized percentage equivalent of a fraction, the numerator of which is the
           Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
           is the average Receivables for the preceding Monthly Period...................................                    5.66%
                                                                                                             --------------------
        6. The total amount of Principal Receivables in the trust at the beginning of the preceding
           Monthly Period................................................................................    $   3,347,006,711.21
                                                                                                             --------------------
        7. The total amount of Principal Receivables in the trust as of the last day of the preceding
           Monthly Period................................................................................    $   3,436,245,426.03
                                                                                                             --------------------
        8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
           beginning of the preceding Monthly Period.....................................................    $      56,987,388.44
                                                                                                             --------------------

        9. The total amount of Finance Charge and Administrative Receivables in the Trust as of
           the last day of the preceding Monthly Period..................................................    $      56,086,985.97
                                                                                                             --------------------
        10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
            day of the preceding Monthly Period..........................................................    $   2,561,718,346.00
                                                                                                             --------------------
        11. The Transferor Interest as of the last day of the preceding Monthly Period...................    $     874,527,080.03
                                                                                                             --------------------
        12. The transferor percentage as of the last day of the preceding Monthly Period.................                   25.45%
                                                                                                             --------------------
        13. The Required Transferor Percentage...........................................................                    6.00%
                                                                                                             --------------------
        14. The Required Transferor Interest.............................................................    $     206,174,725.56
                                                                                                             --------------------
        15. The monthly principal payment rate for the preceding Monthly Period..........................                  23.940%
                                                                                                             --------------------
        16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
            Period.......................................................................................    $                  -
                                                                                                             --------------------
        17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                               Percentage          Aggregate
                                                                of Total            Account
                                                               Receivables          Balance
(a) Delinquent between 30 days and 59 days                       1.106%         $  38,616,192.76
(b) Delinquent between 60 days and 89 days                       0.813%         $  28,407,553.73
(c) Delinquent between 90 days and 119 days                      0.635%         $  22,176,082.24
(d) Delinquent between 120 days and 149 days                     0.539%         $  18,833,539.27
(e) Delinquent between 150 days and 179 days                     0.496%         $  17,318,637.60
(f) Delinquent 180 days or greater                               0.000%         $              -
                                                                 -----          ----------------
(g) Aggregate                                                    3.589%         $ 125,352,005.60
                                                                 =====          ================

V. Information regarding Series 2001-A

        1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
           Series 2001-A as of the last day of the related Monthly Period................................    $     300,000,000.00
                                                                                                             --------------------
        2. The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2001-A on the last day of the related Monthly Period................    $     300,000,000.00
                                                                                                             --------------------
                                                                                           NOTE FACTORS

        3. The amount of Principal Receivables in the Trust represented by the Class A
           Note Principal Balance on the last day of the related Monthly Period ..........     1.0000        $     240,000,000.00
                                                                                                             --------------------
        4. The amount of Principal Receivables in the Trust represented by the Class B
           Note Principal Balance on the last day of the related Monthly Period ..........     1.0000        $      28,500,000.00
                                                                                                             --------------------
        5. The amount of Principal Receivables in the Trust represented by the Class C
           Note Principal Balance on the last day of the related Monthly Period...........     1.0000        $      21,000,000.00
                                                                                                             --------------------
        6. The amount of Principal Receivables in the trust represented by the Class D
           Note Principal Balance on the last day of the related Monthly Period ..........     1.0000        $      10,500,000.00
                                                                                                             --------------------
        7. The Floating Investor Percentage with respect to the period:

        August 1, 2005 through August 15, 2005                                                                          8.9632327%
                                                                                                             --------------------
        August 16, 2005 through August 31, 2005                                                                         8.6065882%
                                                                                                             --------------------
        8. The Fixed Investor Percentage with respect to the period:

        August 1, 2005 through August 15, 2005                                                                                N/A
                                                                                                             --------------------
        August 16, 2005 through August 31, 2005                                                                               N/A
                                                                                                             --------------------

        9. The amount of Investor Principal Collections applicable to Series 2001-A......................    $      70,280,191.72
                                                                                                             --------------------
        10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
             for the related Monthly Period .............................................................    $       4,121,403.13
                                                                                                             --------------------
        10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available Finance
             Charge Collections not on deposit in the Collection Account for the related Monthly Period..    $       1,388,755.92
                                                                                                             --------------------
        11. The Investor Default Amount for the related Monthly Period...................................    $       1,537,822.33
                                                                                                             --------------------
        12. The Monthly Servicing Fee for the related Monthly Period.....................................    $         500,000.00
                                                                                                             --------------------

        13. Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period........................................                   22.04%
                                                                                                             --------------------
                 b. The default rate for the related Monthly Period......................................                    6.15%
                                                                                                             --------------------
                 c. The Net Portfolio Yield for the related Monthly Period ..............................                   15.89%
                                                                                                             --------------------
                 d. The Base Rate for the related Monthly Period ........................................                    6.07%
                                                                                                             --------------------
                 e. The Excess Spread Percentage for the related Monthly Period .........................                    9.82%
                                                                                                             --------------------
                 f. The Quarterly Excess Spread Percentage for the related Monthly Period ...............                    9.34%
                                                                                                             --------------------
                          i) Excess Spread Percentage related to         Aug-05                                              9.82%
                                                                                                             --------------------
                          ii) Excess Spread Percentage related to        Jul-05                                              8.91%
                                                                                                             --------------------
                          iii) Excess Spread Percentage related to       Jun-05                                              9.30%
                                                                                                             --------------------

        14. Floating Rate Determinations:

        LIBOR for the Interest Period from August 22, 2005 through and including September 19, 2005                       3.60938%
                                                                                                             --------------------
        15. Principal Funding Account

                 a. The amount on deposit in the Principal Funding Account on the related
                    Payment Date (after taking into consideration deposits and withdraws for the
                    related Payment Date)................................................................    $                  -
                                                                                                             --------------------
                 b. The Accumulation Shortfall with respect to the related Monthly Period ...............    $                  -
                                                                                                             --------------------
                 c. The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections........................    $                  -
                                                                                                             --------------------

        16. Reserve Account

                 a. The amount on deposit in the Reserve Account on the related Payment
                    Date (after taking into consideration deposits and withdraws for the
                    related Payment Date) ...............................................................    $                  -
                                                                                                             --------------------
                 b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                    Collections..........................................................................    $                  -
                                                                                                             --------------------
                 c. Interest earnings on the Reserve Account deposited into the Collection
                    Account to be treated as Available Finance Charge Collections........................    $                  -
                                                                                                             --------------------
        17. Cash Collateral Account

                 a. The Required Cash Collateral Account Amount on the related Payment Date .............    $       5,250,000.00
                                                                                                             --------------------
                 b. The Available Cash Collateral Account Amount on the related Payment Date ............    $       5,250,000.00
                                                                                                             --------------------
        18. Investor Charge-Offs

                 a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .........    $                  -
                                                                                                             --------------------
                 b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .........    $                  -
                                                                                                             --------------------
        19. The Monthly Principal Reallocation Amount for the related Monthly Period ....................    $                  -
                                                                                                             --------------------

                          Advanta Bank Corp.
                          as Servicer

                          By: /s/ MICHAEL COCO
                          Name: Michael Coco
                          Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                          PERIOD ENDING AUGUST 31, 2005

The information which is required to be prepared with respect to the Payment Date of September 20, 2005 and with respect to the performance of the Trust during the period of August 1, 2005 through August 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class
         A Noteholder....................................................................                     -
                                                                                              -----------------
      2. The amount of distribution in respect to principal payment to the Class
         B Noteholder....................................................................                     -
                                                                                              -----------------
      3. The amount of distribution in respect to principal payment to the
         Class C Noteholder..............................................................                     -
                                                                                              -----------------
      4. The amount of distribution in respect to principal payment to the
         Class D Noteholder..............................................................                     -
                                                                                              -----------------
II. Information regarding the current monthly interest distribution to the
Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest...........               3.22978
                                                                                              -----------------
      2. The amount of distribution in respect to the Class B Monthly Interest...........               4.31728
                                                                                              -----------------
      3. The amount of distribution in respect to the Class C Monthly Interest...........               5.72700
                                                                                              -----------------
      4. The amount of distribution in respect to the Class D Monthly Interest...........               9.35200
                                                                                              -----------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A
         Noteholder......................................................................               3.22978
                                                                                              -----------------
      2. The total amount of distribution in respect to the Class B Noteholder...........               4.31728
                                                                                              -----------------
      3. The total amount of distribution in respect to the Class C Noteholder...........               5.72700
                                                                                              -----------------
      4. The total amount of distribution in respect to the Class D Noteholder...........               9.35200
                                                                                              -----------------
IV. Information regarding the performance of the Advanta Business Card Master
Trust

      1. The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date .................     $ 801, 287,968.46
                                                                                              -----------------
      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date....................................................................     $   62,431,733.75
                                                                                              -----------------
      3. Recoveries for the preceding Monthly Period.....................................     $    1,493,408.17
                                                                                              -----------------
      4. The Defaulted Amount for the preceding Monthly Period...........................     $   17,754,106.83
                                                                                              -----------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the
         preceding Monthly Period........................................................                  5.66%
                                                                                              -----------------
      6. The total amount of Principal Receivables in the trust at the beginning
         of the preceding Monthly Period.................................................     $3,347,006,711.21
                                                                                              -----------------
      7. The total amount of Principal Receivables in the trust as of the last
         day of the preceding Monthly Period.............................................     $3,436,245,426.03
                                                                                              -----------------
      8. The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period......................     $   56,987,388.44
                                                                                              -----------------

9. The total amount of Finance Charge and Administrative Receivables in
   the Trust as of the last day of the preceding Monthly Period....................     $   56,086,985.97
                                                                                        -----------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes
   outstanding as of the last day of the preceding Monthly Period .................     $2,561,718,346.00
                                                                                        -----------------
11. The Transferor Interest as of the last day of the preceding Monthly
   Period .........................................................................     $  874,527,080.03
                                                                                        -----------------
12. The transferor percentage as of the last day of the preceding Monthly
   Period .........................................................................                 25.45%
                                                                                        -----------------
13. The Required Transferor Percentage ............................................                  6.00%
                                                                                        -----------------
14. The Required Transferor Interest ..............................................     $  206,174,725.56
                                                                                        -----------------
15. The monthly principal payment rate for the preceding Monthly Period............                23.940%
                                                                                        -----------------
16. The balance in the Excess Funding Account as of the last day of the
   preceding Monthly Period .......................................................     $               -
                                                                                        -----------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
   Period preceding such Payment Date:

                                                  Percentage      Aggregate
                                                   of Total        Account
                                                 Receivables       Balance
(a) Delinquent between 30 days and 59 days          1.106%     $ 38,616,192.76
(b) Delinquent between 60 days and 89 days          0.813%     $ 28,407,553.73
(c) Delinquent between 90 days and 119 days         0.635%     $ 22,176,082.24
(d) Delinquent between 120 days and 149 days        0.539%     $ 18,833,539.27
(e) Delinquent between 150 days and 179 days        0.496%     $ 17,318,637.60
(f) Delinquent 180 days or greater                  0.000%     $             -
                                                 --------      ---------------
(g) Aggregate                                       3.589%     $125,352,005.60
                                                 ========      ===============

V. Information regarding Series 2003-A

      1. The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2003-A as of the last day of the related
         Monthly Period..................................................................     $  400,000,000.00
                                                                                              -----------------
      2. The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2003-A on the last day of the
         related Monthly Period .........................................................     $  400,000,000.00
                                                                                              -----------------
                                                                             NOTE FACTORS

      3. The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related Monthly
         Period ................................................................ 1.0000       $  320,000,000.00
                                                                                              -----------------
      4. The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly
         Period................................................................. 1.0000       $   37,000,000.00
                                                                                              -----------------
      5. The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly
         Period................................................................. 1.0000       $   29,000,000.00
                                                                                              -----------------
      6. The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly
         Period ................................................................ 1.0000       $   14,000,000.00
                                                                                              -----------------
      7. The Floating Investor Percentage with respect to the period:

      August 1, 2005 through August 15, 2005                                                         11.9509769%
                                                                                              -----------------
      August 16, 2005 through August 31, 2005                                                        11.4754509%
                                                                                              -----------------
      8. The Fixed Investor Percentage with respect to the period:

      August 1, 2005 through August 15, 2005                                                                N/A
                                                                                              -----------------
      August 16, 2005 through August 31, 2005                                                               N/A
                                                                                              -----------------
      9. The amount of Investor Principal Collections applicable to Series 2003-A........     $   93,706,922.02
                                                                                              -----------------
      10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account for the related Monthly Period to be treated as
         Servicer Interchange............................................................     $       83,333.33
                                                                                              -----------------
      10b. The amount of Available Finance Charge Collections on deposit in the
         Collection Account for the related Monthly Period...............................     $    5,495,204.16
                                                                                              -----------------
      10c. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
         Available Finance Charge Collections not on deposit in the Collection
         Account for the related Monthly Period..........................................     $    1,768,341.30
                                                                                              -----------------

      11. The Investor Default Amount for the related Monthly Period.......................   $    2,050,429.76
                                                                                              -----------------
      12. The Monthly Servicing Fee for the related Monthly Period.........................   $      666,666.67
                                                                                              -----------------
      13. Trust yields for the related Monthly Period

                a. The cash yield for the related Monthly Period...........................               22.04%
                                                                                              -----------------
                b. The default rate for the related Monthly Period.........................                6.15%
                                                                                              -----------------
                c. The Net Portfolio Yield for the related Monthly Period..................               15.89%
                                                                                              -----------------
                d. The Base Rate for the related Monthly Period............................                6.47%
                                                                                              -----------------
                e. The Excess Spread Percentage for the related Monthly Period.............                9.42%
                                                                                              -----------------
                f. The Quarterly Excess Spread Percentage for the related Monthly Period...                8.92%
                                                                                              -----------------
                      i) Excess Spread Percentage related to       Aug-05                                  9.42%
                                                                                              -----------------
                      ii) Excess Spread Percentage related to      Jul-05                                  8.46%
                                                                                              -----------------
                      iii) Excess Spread Percentage related to     Jun-05                                  8.88%
                                                                                              -----------------

      14. Floating Rate Determinations:

      LIBOR for the Interest Period from August 22, 2005 through and including
      September 19, 2005                                                                                3.60938%
                                                                                              -----------------
      15. Principal Funding Account

                a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                   deposits and withdraws for the related Payment Date)..................     $               -
                                                                                              -----------------
                b. The Accumulation Shortfall with respect to the related
                   Monthly Period........................................................     $               -
                                                                                              -----------------
                c. The Principal Funding Investment Proceeds deposited in the
                   Collection Account to be treated as Available Finance Charge
                   Collections...........................................................     $               -
                                                                                              -----------------

      16. Reserve Account

                a. The amount on deposit in the Reserve Account on the related
                   Payment Date (after taking into consideration deposits and
                   withdraws for the related Payment Date)...............................     $               -
                                                                                              -----------------
                b. The Reserve Draw Amount for the related Monthly Period
                   deposited into the Collection Account to be treated as
                   Available Finance Charge Collections..................................     $               -
                                                                                              -----------------
                c. Interest earnings on the Reserve Account deposited into the
                   Collection Account to be treated as Available Finance Charge
                   Collections...........................................................     $               -
                                                                                              -----------------

      17. Cash Collateral Account

                a. The Required Cash Collateral Account Amount on the related
                   Payment Date..........................................................          8,000,000.00
                                                                                              -----------------
                b. The Available Cash Collateral Account Amount on the related
                   Payment Date..........................................................     $    8,000,000.00
                                                                                              -----------------
      18. Investor Charge-Offs

                a. The aggregate amount of Investor Charge-Offs for the related
                   Monthly Period........................................................     $               -
                                                                                              -----------------
                b. The aggregate amount of Investor Charge-Offs reimbursed on
                   the Payment Date......................................................     $               -
                                                                                              -----------------
      19. The Monthly Principal Reallocation Amount for the related Monthly
          Period.........................................................................     $               -
                                                                                              -----------------

                      Advanta Bank Corp.
                      as Servicer

                      By: /s/ MICHAEL COCO
                      Name: Michael Coco
                      Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                          PERIOD ENDING AUGUST 31, 2005

The information which is required to be prepared with respect to the Payment Date of September 20, 2005 and with respect to the performance of the Trust during the period of August 1, 2005 through August 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class
         A Noteholder....................................................................     $               -
                                                                                              -----------------
      2. The amount of distribution in respect to principal payment to the Class
         B Noteholder....................................................................     $               -
                                                                                              -----------------
      3. The amount of distribution in respect to principal payment to the Class
         C Noteholder....................................................................     $               -
                                                                                              -----------------
      4. The amount of distribution in respect to principal payment to the Class
         D Noteholder...................................................................      $               -
                                                                                              -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest...........               3.18950
                                                                                              -----------------
      2. The amount of distribution in respect to the Class B Monthly Interest...........               4.23672
                                                                                              -----------------
      3. The amount of distribution in respect to the Class C Monthly Interest...........               6.21033
                                                                                              -----------------
      4. The amount of distribution in respect to the Class D Monthly Interest...........               9.35200
                                                                                              -----------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder...........               3.18950
                                                                                              -----------------
      2. The total amount of distribution in respect to the Class B Noteholder...........               4.23672
                                                                                              -----------------
      3. The total amount of distribution in respect to the Class C Noteholder...........               6.21033
                                                                                              -----------------
      4. The total amount of distribution in respect to the Class D Noteholder...........               9.35200
                                                                                              -----------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

      1. The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date .................     $  801,287,968.46
                                                                                              -----------------
      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
         Payment Date....................................................................     $   62,431,733.75
                                                                                              -----------------
      3. Recoveries for the preceding Monthly Period.....................................     $    1,493,408.17
                                                                                              -----------------
      4. The Defaulted Amount for the preceding Monthly Period...........................     $   17,754,106.83
                                                                                              -----------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
         denominator is the average Receivables for the preceding Monthly Period.........                  5.66%
                                                                                              -----------------
      6. The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period........................................................     $3,347,006,711.21
                                                                                              -----------------
      7. The total amount of Principal Receivables in the trust as of the last day of
         the preceding Monthly Period....................................................     $3,436,245,426.03
                                                                                              -----------------
      8. The total amount of Finance Charge and Administrative Receivables in the Trust
         at the beginning of the preceding Monthly Period................................     $   56,987,388.44
                                                                                              -----------------
      9. The total amount of Finance Charge and Administrative Receivables in the Trust
         as of the last day of the preceding Monthly Period..............................     $   56,086,985.97
                                                                                              -----------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the preceding Monthly
         Period..........................................................................     $2,561,718,346.00
                                                                                              -----------------
      11. The Transferor Interest as of the last day of the preceding Monthly
         Period..........................................................................     $  874,527,080.03
                                                                                              -----------------
      12. The transferor percentage as of the last day of the preceding Monthly
         Period..........................................................................                 25.45%
                                                                                              -----------------
      13. The Required Transferor Percentage.............................................                  6.00%
                                                                                              -----------------
      14. The Required Transferor Interest...............................................     $  206,174,725.56
                                                                                              -----------------
      15. The monthly principal payment rate for the preceding Monthly Period............                23.940%
                                                                                              -----------------
      16. The balance in the Excess Funding Account as of the last day of the
         preceding Monthly Period........................................................     $               -
                                                                                              -----------------
      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
         Period preceding such Payment Date:

                                                Percentage     Aggregate
                                                 of Total       Account
                                               Receivables      Balance
(a) Delinquent between 30 days and 59 days        1.106%     $ 38,616,192.76
(b) Delinquent between 60 days and 89 days        0.813%     $ 28,407,553.73
(c) Delinquent between 90 days and 119 days       0.635%     $ 22,176,082.24
(d) Delinquent between 120 days and 149 days      0.539%     $ 18,833,539.27
(e) Delinquent between 150 days and 179 days      0.496%     $ 17,318,637.60
(f) Delinquent 180 days or greater                0.000%     $             -
                                               --------      ---------------
(g) Aggregate                                     3.589%     $125,352,005.60
                                               ========      ===============

V. Information regarding Series 2003-B

      1. The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2003-B as of the last day of the related
         Monthly Period..................................................................     $  300,000,000.00
                                                                                              -----------------
      2. The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2003-B on the last day of the
         related Monthly Period..........................................................     $  300,000,000.00
                                                                                              -----------------
                                                                             NOTE FACTORS

      3. The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related Monthly
         Period................................................................  1.0000       $  240,000,000.00
                                                                                              -----------------
      4. The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly
         Period ...............................................................  1.0000       $   27,750,000.00
                                                                                              -----------------
      5. The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly
         Period................................................................  1.0000       $   21,750,000.00
                                                                                              -----------------
      6. The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly
         Period ...............................................................  1.0000       $   10,500,000.00
                                                                                              -----------------
      7. The Floating Investor Percentage with respect to the period:

      August 1, 2005 through August 15, 2005                                                          8.9632327%
                                                                                              -----------------
      August 16, 2005 through August 31, 2005                                                         8.6065882%
                                                                                              -----------------
      8. The Fixed Investor Percentage with respect to the period:

      August 1, 2005 through August 15, 2005                                                                N/A
                                                                                              -----------------
      August 16, 2005 through August 31, 2005                                                               N/A
                                                                                              -----------------
      9. The amount of Investor Principal Collections applicable to Series
         2003-B..........................................................................     $   70,280,191.72
                                                                                              -----------------
      10a. The amount of Available Finance Charge Collections on deposit in the
         Collection Account for the related Monthly Period...............................     $    4,121,403.13
                                                                                              -----------------
      10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of
         Available Finance Charge Collections not on deposit in the Collection
         Account for the related Monthly Period..........................................     $    1,388,755.92
                                                                                              -----------------
      11. The Investor Default Amount for the related Monthly Period.....................     $    1,537,822.33
                                                                                              -----------------
      12. The Monthly Servicing Fee for the related Monthly Period.......................     $      500,000.00
                                                                                              -----------------
      13. Trust yields for the related Monthly Period

                a.The cash yield for the related Monthly Period..........................                 22.04%
                                                                                              -----------------
                b. The default rate for the related Monthly Period.......................                  6.15%
                                                                                              -----------------
                c. The Net Portfolio Yield for the related Monthly Period................                 15.89%
                                                                                              -----------------
                d. The Base Rate for the related Monthly Period..........................                  6.47%
                                                                                              -----------------

               e. The Excess Spread Percentage for the related Monthly Period...........                  9.42%
                                                                                             -----------------
               f. The Quarterly Excess Spread Percentage for the related
                  Monthly Period........................................................                  8.93%
                                                                                             -----------------
                     i) Excess Spread Percentage related to          Aug-05                               9.42%
                                                                                             -----------------
                     ii) Excess Spread Percentage related to         Jul-05                               8.47%
                                                                                             -----------------
                     iii) Excess Spread Percentage related to        Jun-05                               8.89%
                                                                                             -----------------
     14. Floating Rate Determinations:

     LIBOR for the Interest Period from August 22, 2005 through and including
     September 19, 2005                                                                                3.60938%
                                                                                             -----------------
     15. Principal Funding Account

               a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                  deposits and withdraws for the related Payment Date) .................     $               -
                                                                                             -----------------
               b. The Accumulation Shortfall with respect to the related
                  Monthly Period........................................................     $               -
                                                                                             -----------------
               c. The Principal Funding Investment Proceeds deposited in the
                  Collection Account to be treated as Available Finance Charge
                  Collections...........................................................     $               -
                                                                                             -----------------

     16. Reserve Account

               a. The amount on deposit in the Reserve Account on the related
                  Payment Date (after taking into consideration deposits and
                  withdraws for the related Payment Date)...............................     $               -
                                                                                             -----------------
               b. The Reserve Draw Amount for the related Monthly Period
                  deposited into the Collection Account to be treated as
                  Available Finance Charge Collections..................................     $               -
                                                                                             -----------------
               c. Interest earnings on the Reserve Account deposited into the
                  Collection Account to be treated as Available Finance Charge
                  Collections...........................................................     $               -
                                                                                             -----------------

     17. Cash Collateral Account

               a. The Required Cash Collateral Account Amount on the related
                  Payment Date..........................................................     $    6,750,000.00
                                                                                             -----------------
               b. The Available Cash Collateral Account Amount on the related
                  Payment Date..........................................................     $    6,750,000.00
                                                                                             -----------------

     18. Investor Charge-Offs

               a. The aggregate amount of Investor Charge-Offs for the related
                  Monthly Period........................................................     $               -
                                                                                             -----------------
               b. The aggregate amount of Investor Charge-Offs reimbursed on
                  the Payment Date......................................................     $               -
                                                                                             -----------------
     19. The Monthly Principal Reallocation Amount for the related Monthly
         Period.........................................................................     $               -
                                                                                             -----------------

                      Advanta Bank Corp.
                      as Servicer

                      By: /s/ MICHAEL COCO
                      Name: Michael Coco
                      Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2003-D
                         PERIOD ENDING AUGUST 31, 2005

The information which is required to be prepared with respect to the Payment Date of September 20, 2005 and with respect to the performance of the Trust during the period of August 1, 2005 through August 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I.  Information regarding the current monthly Principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder..........   $                     -
                                                                                                          -----------------------
      2. The amount of distribution in respect to principal payment to the Class B Noteholder..........   $                     -
                                                                                                          -----------------------
      3. The amount of distribution in respect to principal payment to the Class C Noteholder..........   $                     -
                                                                                                          -----------------------
      4. The amount of distribution in respect to principal payment to the Class D Noteholder..........   $                     -
                                                                                                          -----------------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest.........................                   3.12506
                                                                                                          -----------------------
      2. The amount of distribution in respect to the Class B Monthly Interest.........................                   3.83395
                                                                                                          -----------------------
      3. The amount of distribution in respect to the Class C Monthly Interest.........................                   5.24367
                                                                                                          -----------------------
      4. The amount of distribution in respect to the Class D Monthly Interest.........................                   8.94922
                                                                                                          -----------------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
      $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder.........................                   3.12506
                                                                                                          -----------------------
      2. The total amount of distribution in respect to the Class B Noteholder.........................                   3.83395
                                                                                                          -----------------------
      3. The total amount of distribution in respect to the Class C Noteholder.........................                   5.24367
                                                                                                          -----------------------
      4. The total amount of distribution in respect to the Class D Noteholder.........................                   8.94922
                                                                                                          -----------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
         Period preceding such Payment Date............................................................   $        801,287,968.46
                                                                                                          -----------------------
      2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date................................   $         62,431,733.75
                                                                                                          -----------------------
      3. Recoveries for the preceding Monthly Period...................................................   $          1,493,408.17
                                                                                                          -----------------------
      4. The Defaulted Amount for the preceding Monthly Period.........................................   $         17,754,106.83
                                                                                                          -----------------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period .................................................                      5.66%
                                                                                                          -----------------------
      6. The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period................................................................................   $      3,347,006,711.21
                                                                                                          -----------------------
      7. The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period................................................................................   $      3,436,245,426.03
                                                                                                          -----------------------
      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period.....................................................   $         56,987,388.44
                                                                                                          -----------------------
      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
         day of the preceding Monthly Period...........................................................   $         56,086,985.97
                                                                                                          -----------------------
      10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
          day of the preceding Monthly Period..........................................................   $      2,561,718,346.00
                                                                                                          -----------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period......................      $        874,527,080.03
                                                                                                          -----------------------

12. The transferor percentage as of the last day of the preceding Monthly Period....................                        25.45%
                                                                                                          -----------------------
13. The Required Transferor Percentage..............................................................                         6.00%
                                                                                                          -----------------------
14. The Required Transferor Interest................................................................      $        206,174,725.56
                                                                                                          -----------------------
15. The monthly principal payment rate for the preceding Monthly Period.............................                       23.940%
                                                                                                          -----------------------
16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period....      $                     -
                                                                                                          -----------------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                     Percentage        Aggregate
                                                      of Total          Account
                                                    Receivables         Balance
(a) Delinquent between 30 days and 59 days            1.106%      $    38,616,192.76

(b) Delinquent between 60 days and 89 days            0.813%      $    28,407,553.73

(c) Delinquent between 90 days and 119 days           0.635%      $    22,176,082.24

(d) Delinquent between 120 days and 149 days          0.539%      $    18,833,539.27

(e) Delinquent between 150 days and 179 days          0.496%      $    17,318,637.60

(f) Delinquent 180 days or greater                    0.000%      $                -
                                                      -----       ------------------
(g) Aggregate                                         3.589%      $   125,352,005.60
                                                      =====       ==================

V. Information regarding Series 2003-D

      1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series
          2003-D as of the last day of the related Monthly Period......................................  $        400,000,000.00
                                                                                                         -----------------------

      2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount
          of Series 2003-D on the last day of the related Monthly Period...............................  $        400,000,000.00
                                                                                                         -----------------------
                                                                                           NOTE FACTORS

      3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal
          Balance on the last day of the related Monthly Period................................  1.0000  $        320,000,000.00
                                                                                                         -----------------------

      4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal
          Balance on the last day of the related Monthly Period................................. 1.0000  $         37,000,000.00
                                                                                                         -----------------------

      5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal
          Balance on the last day of the related Monthly Period................................. 1.0000  $         29,000,000.00
                                                                                                         -----------------------

      6. The amount of Principal Receivables in the trust represented by the Class D Note Principal
          Balance on the last day of the related Monthly Period................................. 1.0000  $         14,000,000.00
                                                                                                         -----------------------

      7.  The Floating Investor Percentage with respect to the period:

      August 1, 2005 through August 15,2005                                                                           11.9509769%
                                                                                                         -----------------------
      August 16, 2005 through August 31,2005                                                                          11.4754509%
                                                                                                         -----------------------

      8.  The Fixed Investor Percentage with respect to the period:

      August 1, 2005 through August 15,2005                                                                        N/A
                                                                                                         -----------------------
      August 16, 2005 through August 31,2005                                                                       N/A
                                                                                                         -----------------------

      9. The amount of Investor Principal Collections applicable to Series 2003-D......................  $         93,706,922.02
                                                                                                         -----------------------

      10a. The amount of Available Finance Charge Collections on deposit in the Collection Account for
            the related Monthly Period.................................................................  $          5,495,204.16
                                                                                                         -----------------------

      10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available Finance Charge
            Collections not on deposit in the Collection Account for the related Monthly Period........  $          1,851,674.63
                                                                                                         -----------------------

      11. The Investor Default Amount for the related Monthly Period...................................  $          2,050,429.76
                                                                                                         -----------------------

      12. The Monthly Servicing Fee for the related Monthly Period.....................................  $            666,666.67
                                                                                                         -----------------------

      13. Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period..........................................                    22.04%
                                                                                                         -----------------------

             b. The default rate for the related Monthly Period........................................                     6.15%
                                                                                                         -----------------------

             c. The Net Portfolio Yield for the related Monthly Period.................................                    15.89%
                                                                                                         -----------------------

             d. The Base Rate for the related Monthly Period...........................................                    6.26 %
                                                                                                         -----------------------

             e. The Excess Spread Percentage for the related Monthly Period............................                     9.63%
                                                                                                         -----------------------

f. The Quarterly Excess Spread Percentage for the related Monthly Period..........................                 9.14%
                                                                                                       -----------------------

             i) Excess Spread Percentage related to           Aug-05                                                      9.63%
                                                                                                       -----------------------
             ii) Excess Spread Percentage related to          Jul-05                                                      8.70%
                                                                                                       -----------------------

             iii) Excess Spread Percentage related to         Jun-05                                                      9.10%
                                                                                                       -----------------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from August 22, 2005 through and including September 19, 2005.......                     3.60938%
                                                                                                       -----------------------

15. Principal Funding Account

       a. The amount on deposit in the Principal Funding Account on the related Payment Date
           (after taking into consideration deposits and withdraws for the related Payment Date)..     $                     -
                                                                                                       -----------------------

       b. The Accumulation Shortfall with respect to the related Monthly Period...................     $                     -
                                                                                                       -----------------------

       c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
           treated as Available Finance Charge Collections........................................     $                     -
                                                                                                       -----------------------

16. Reserve Account

       a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
           into consideration deposits and withdraws for the related Payment Date)................     $                     -
                                                                                                       -----------------------

       b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
           Account to be treated as Available Finance Charge Collections..........................     $                     -
                                                                                                       -----------------------

       c. Interest earnings on the Reserve Account deposited into the Collection Account to be
           treated as Available Finance Charge Collections........................................     $                     -
                                                                                                       -----------------------

17. Cash Collateral Account

       a. The Required Cash Collateral Account Amount on the related Payment Date.................     $          9,000,000.00
                                                                                                       -----------------------

       b. The Available Cash Collateral Account Amount on the related Payment Date................     $          9,000,000.00
                                                                                                       -----------------------

18. Investor Charge-Offs

       a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.............     $                     -
                                                                                                       -----------------------

       b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.............     $                     -
                                                                                                       -----------------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period......................     $                     -
                                                                                                       -----------------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                    -------------------------------
                Name: Michael Coco
                Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                          PERIOD ENDING AUGUST 31, 2005

The information which is required to be prepared with respect to the Payment Date of September 20, 2005 and with respect to the performance of the Trust during the period of August 1, 2005 through August 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                                 Total amount of
                                    principal
                  CUSIP Number     to be paid      Per $1,000
                  ------------   ---------------   ----------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                          Total amount of
                            interest to
          CUSIP Number        be paid       Per $1,000
          -------------   ---------------   ----------
2005-A1   00761H BJ 9      $  740,986.25     2.96395
2005-A2   00761H BK 6      $  677,762.63     3.01228
2005-B1   00761H BH 3      $  321,366.72     3.21367
2004-C1   00761H BG 5      $  375,338.94     3.75339
2004-D1                    $   69,353.34     6.93533
2005-D1                    $   90,373.34     4.51867

III.  Information regarding the performance of the Advanta Business Card Master Trust

       1. The aggregate amount of such Collections with respect to Principal Receivables for the
           Monthly Period preceding such Payment Date..................................................  $        801,287,968.46
                                                                                                         -----------------------

       2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
           Receivables for the Monthly Period preceding such Payment Date..............................  $         62,431,733.75
                                                                                                         -----------------------

       3. Recoveries for the Monthly Period preceding such Payment Date................................  $          1,493,408.17
                                                                                                         -----------------------

       4. The Defaulted Amount for the Monthly Period preceding such Payment Date......................  $         17,754,106.83
                                                                                                         -----------------------

       5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
           Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
           Receivables for the preceding Monthly Period................................................                     5.66%
                                                                                                         -----------------------

       6. The total amount of Principal Receivables in the trust at the beginning of the preceding
           Monthly Period..............................................................................  $      3,347,006,711.21
                                                                                                         -----------------------

       7. The total amount of Principal Receivables in the trust as of the last day of the preceding
           Monthly Period..............................................................................  $      3,436,245,426.03
                                                                                                         -----------------------

       8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
           beginning of the preceding Monthly Period...................................................  $         56,987,388.44
                                                                                                         -----------------------

       9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
           day of the preceding Monthly Period.........................................................  $         56,086,985.97
                                                                                                         -----------------------

       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
            day of the preceding Monthly Period........................................................  $      2,561,718,346.00
                                                                                                         -----------------------

       11. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date.....  $        874,527,080.03
                                                                                                         -----------------------

       12. The transferor percentage as of the end of the Monthly Period preceding such Payment Date...                    25.45%
                                                                                                         -----------------------

       13. The Required Transferor Percentage..........................................................                     6.00%
                                                                                                         -----------------------

       14. The Required Transferor Interest............................................................  $        206,174,725.56
                                                                                                         -----------------------

       15. The monthly principal payment rate for the Monthly Period preceding such Payment Date.......                   23.940%
                                                                                                         -----------------------

       16. The balance in the Excess Funding Account as of the end of the Monthly Period preceding such
            Payment Date...............................................................................  $                     -
                                                                                                         -----------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                                Percentage of Total    Aggregate Account
                                                    Receivables             Balance
                                                -------------------    -----------------
(a) Delinquent between 30 days and 59 days            1.106%           $   38,616,192.76
(b) Delinquent between 60 days and 89 days            0.813%               28,407,553.73
(c) Delinquent between 90 days and 119 days           0.635%               22,176,082.24
(d) Delinquent between 120 days and 149 days          0.539%               18,833,539.27
(e) Delinquent between 150 days and 179 days          0.496%               17,318,637.60
(f) Delinquent 180 days or greater                    0.000%                           -
                                                      -----            -----------------
(g) Aggregate                                         3.589%           $  125,352,005.60
                                                      =====            =================

IV. Information regarding the AdvantaSeries

     1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                                                                Adjusted
                                             Outstanding        Principal                            Adjusted
                       Initial Principal      Principal        Outstanding         Invested          Invested
                             Balance           Balance      Principal Balance       Amount            Amount
                       -----------------   ---------------  -----------------  ---------------   ---------------
2005-A1                $ 250,000,000.00    $250,000,000.00   $250,000,000.00   $250,000,000.00   $250,000,000.00
2005-A2                $ 225,000,000.00    $225,000,000.00   $225,000,000.00   $225,000,000.00   $225,000,000.00
                       ----------------    ---------------   ---------------   ---------------   ---------------
Total Class A          $ 475,000,000.00    $475,000,000.00   $475,000,000.00   $475,000,000.00   $475,000,000.00

2005-B1                $ 100,000,000.00    $100,000,000.00   $100,000,000.00   $100,000,000.00   $100,000,000.00
                       ----------------    ---------------   ---------------   ---------------   ---------------
Total Class B          $ 100,000,000.00    $100,000,000.00   $100,000,000.00   $100,000,000.00   $100,000,000.00

2004-C1                $ 100,000,000.00    $100,000,000.00   $100,000,000.00   $100,000,000.00   $100,000,000.00
                       ----------------    ---------------   ---------------   ---------------   ---------------
Total Class C          $ 100,000,000.00    $100,000,000.00   $100,000,000.00   $100,000,000.00   $100,000,000.00

2004-D1                $  10,000,000.00    $ 10,000,000.00   $ 10,000,000.00   $ 10,000,000.00   $ 10,000,000.00
2005-D1                $  20,000,000.00    $ 20,000,000.00   $ 20,000,000.00   $ 20,000,000.00   $ 20,000,000.00
                       ----------------    ---------------   ---------------   ---------------   ---------------
Total Class D          $  30,000,000.00    $ 30,000,000.00   $ 30,000,000.00   $ 30,000,000.00   $ 30,000,000.00
                       ----------------    ---------------   ---------------   ---------------   ---------------

Total AdvantaSeries    $ 705,000,000.00    $705,000,000.00   $705,000,000.00   $705,000,000.00   $705,000,000.00
                       ================    ===============   ===============   ===============   ===============

2. Weighted Average Floating Allocation Amount for the related Monthly Period                            $        705,000,000.00
                                                                                                         -----------------------

3. The Floating Investor Percentage with respect to the period:

August 1, 2005 through August 15, 2005                                                                                21.0635968%
                                                                                                         -----------------------
August 16, 2005 through August 31, 2005                                                                               20.2254822%
                                                                                                         -----------------------
4. The Fixed Investor Percentage with respect to the period:

August 1, 2005 through August 15, 2005                                                                                21.0635968%
                                                                                                         -----------------------
August 16, 2005 through August 31, 2005                                                                               20.2254822%
                                                                                                         -----------------------

5. The amount of Investor Principal Collections applicable to the AdvantaSeries                          $        165,158,450.03
                                                                                                         -----------------------

6a. The amount of Available Finance Charge Collections on deposit in the Collection Account
     for the related Monthly Period                                                                      $          9,685,297.33
                                                                                                         -----------------------

6b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available Finance Charge
     Collections not on deposit in the Collection Account for the related Monthly Period                 $          3,263,576.44
                                                                                                         -----------------------

7. The AdvantaSeries Defaulted Amount for the related Monthly Period                                     $          3,613,882.47
                                                                                                         -----------------------

8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period                                $          1,175,000.00
                                                                                                         -----------------------

9. AdvantaSeries performance for the related Monthly Period

     a. The cash yield for the related Monthly Period                                                                      22.04%
                                                                                                         -----------------------

     b. The default rate for the related Monthly Period                                                                     6.15%
                                                                                                         -----------------------

     c. The Net Portfolio Yield for the related Monthly Period                                                             15.89%
                                                                                                         -----------------------

     d. The Base Rate for the related Monthly Period                                                                        6.01%
                                                                                                         -----------------------

     e. The Excess Spread Percentage for the related Monthly Period                                                         9.88%
                                                                                                         -----------------------

f. The Quarterly Excess Spread Percentage                                                                                   9.61%
                                                                                                         -----------------------

       i) Excess Spread Percentage related to                         Aug-05                                                9.88%
                                                                                                         -----------------------

       ii) Excess Spread Percentage related to                        Jul-05                                                9.58%
                                                                                                         -----------------------

       iii) Excess Spread Percentage related to                       Jun-05                                                9.38%
                                                                                                         -----------------------

 g. The average Excess Spread Amount for the three preceding Monthly Periods                             $          4,756,599.61
                                                                                                         -----------------------

       i) Excess Spread Amount related to                             Aug-05                             $          5,884,810.08
                                                                                                         -----------------------

       ii) Excess Spread Amount related to                            Jul-05                             $          4,633,042.39
                                                                                                         -----------------------

       iii) Excess Spread Amount related to                           Jun-05                             $          3,751,946.37
                                                                                                         -----------------------

10.   Floating interest rate determinations:

LIBOR for all Tranches with an Interest Period from August 22, 2005 through and
 including September 19, 2005                                                                                           3.60938%
                                                                                                                        -------

11. Required interest payments

                         Required interest
                           amounts with      Interest shortfalls   Amounts withdrawn from the
                          respect to the       and additional        Collection Account for     Unpaid required
                        current  Interest      interest from          payment of required          interest
                              Period            prior periods           interest amounts            amounts
                        ------------------   -------------------   --------------------------   ---------------
2005-A1                 $       740,986.25     $            -        $        740,986.25         $           -
2005-A2                 $       677,762.63     $            -        $        677,762.63         $           -
                        ------------------     --------------        -------------------         -------------
Total Class A           $     1,418,748.88     $            -        $      1,418,748.88         $           -

2005-B1                 $       321,366.72     $            -        $        321,366.72         $           -
                        ------------------     --------------        -------------------         -------------
Total Class B           $       321,366.72     $            -        $        321,366.72         $           -

2004-C1                 $       375,338.94     $            -        $        375,338.94         $           -
                        ------------------     --------------        -------------------         -------------
Total Class C           $       375,338.94     $            -        $        375,338.94         $           -

2004-D1                 $        69,353.34     $            -        $         69,353.34         $           -
2005-D1                 $        90,373.34     $            -        $         90,373.34         $           -
                        ------------------     --------------        -------------------         -------------
Total Class D           $       159,726.68     $            -        $        159,726.68         $           -
                        ------------------     --------------        -------------------         -------------

Total AdvantaSeries     $     2,275,181.22     $            -        $      2,275,181.22         $           -
                        ==================     ==============        ===================         =============

12. Principal Funding Account

                                                            Actual
                                      Required Principal    Deposit    Principal Funding                    Withdrawals    Ending
                       Beginning       Deposit Amount to    to the        Sub-Account     Amount Withdrawn  of Coverage   Principal
                   Principal Funding    the Principal      Principal        Amount           for Payment      Funding      Funding
                      Sub-Account          Funding          Funding        prior to       of Principal to     Excess     Sub-Account
                        Amount           Sub-Account      Sub-Account     Withdrawals       Noteholders       Amount        Amount
                   -----------------  ------------------  -----------  -----------------  ----------------  -----------  -----------

NOTHING TO REPORT

13. Coverage Funding Required Amounts

       a. Coverage Funding Amount as of the end of the related Monthly Period                           $                     -
                                                                                                        -----------------------
       b. The Coverage Funding Amount for the Class A Notes as of the end of the
           related Monthly Period                                                                       $                     -
                                                                                                        -----------------------
       c. The Coverage Funding Amount for the Class B Notes as of the end of the
           related Monthly Period                                                                       $                     -
                                                                                                        -----------------------
       d. The Coverage Funding Amount for the Class C Notes as of the end of the
           related Monthly Period                                                                       $                     -
                                                                                                        -----------------------

14.   Cash Collateral Account

       a. The Required Cash Collateral Account Amount on the related Payment Date                       $         15,862,500.00
                                                                                                        -----------------------
       b. The Available Cash Collateral Account Amount on the related Payment Date                      $         15,862,500.00
                                                                                                        -----------------------
       c. Has a Portfolio Decline Event occurred with respect to the Monthly
           Period preceding such Payment Date                                                                            NO
                                                                                                       -----------------------

15.   Spread Account

       a. The Required Spread Account Amount on the related Payment Date                                $                     -
                                                                                                        -----------------------

       b. The amount on deposit in the Spread Account on the related Payment Date                       $                     -
                                                                                                        -----------------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                                     Excess of
                                                                    Subordinated
                                                                     Notes over
             Required          Required                               Required
          subordination     Subordinated        Subordinated        Subordinated
           percentage          Amount               Notes              Amount
          -------------    ---------------   ------------------   ----------------
Class A      21.5805%      $102,507,375.00   $   230,000,000.00   $ 127,492,625.00
Class B       8.9918%        51,702,850.00       130,000,000.00      78,297,150.00
Class C       3.6269%        24,481,575.00        30,000,000.00       5,518,425.00

17.   Adjusted Invested Amount

                                         Initial
                                        Principal                                          Reduction     Reduction
                                         Balances                                           due to        due to
                                         and any                                         reallocation     amounts
                                        increases  Increase from the                     of Available    deposited       Ending
                         Beginning       from the  withdrawal Of the    Increase from      Principal     into the       Adjusted
                         Adjusted      issuance of Coverage Funding     reimbursements    Collections    Principal      Invested
                     Invested Amount       any      Amount from the      of Adjusted         and          Funding      Amount for
                     for the related    additional Principal Funding   Invested Amount     Investor        Sub-       the related
                      Monthly Period      Notes       Sub-Account          Deficit        Charge-Offs     Account    Monthly Period
                     ---------------   ----------- -----------------   ---------------   ------------   ----------  ----------------
2005-A1              $250,000,000.00   $         -      $      -           $     -       $          -   $        -  $ 250,000,000.00
2005-A2              $225,000,000.00   $         -      $      -           $     -       $          -   $        -  $ 225,000,000.00
                     ---------------   -----------      --------           -------       ------------   ----------  ----------------
Total Class A        $475,000,000.00   $         -      $      -           $     -       $          -   $        -  $ 475,000,000.00

2005-B1              $100,000,000.00   $         -      $      -           $     -       $          -   $        -  $ 100,000,000.00
                     ---------------   -----------      --------           -------       ------------   ----------  ----------------
Total Class B        $100,000,000.00   $         -      $      -           $     -       $          -   $        -  $ 100,000,000.00

2004-C1              $100,000,000.00   $         -      $      -           $     -       $          -   $        -  $ 100,000,000.00
                     ---------------   -----------      --------           -------       ------------   ----------  ----------------
Total Class C        $100,000,000.00   $         -      $      -           $     -       $          -   $        -  $ 100,000,000.00

2004-D1              $ 10,000,000.00   $         -      $      -           $     -       $          -   $        -  $  10,000,000.00
2005-D1              $ 20,000,000.00   $         -      $      -           $     -       $          -   $        -  $  20,000,000.00
                     ---------------   -----------      --------           -------       ------------   ----------  ----------------
Total Class D        $ 30,000,000.00   $         -      $      -           $     -       $          -   $        -  $  30,000,000.00
                     ---------------   -----------      --------           -------       ------------   ----------  ----------------

Total AdvantaSeries  $705,000,000.00   $         -      $      -           $     -       $          -   $        -  $ 705,000,000.00
                     ===============   ===========      ========           =======       ============   ==========  ================

                                             Advanta Bank Corp.
                                             as Servicer

                                             By: /s/ MICHAEL COCO
                                                 -------------------------------
                                             Name: Michael Coco
                                             Title: Vice President and Treasurer